                Exhibit 99.1

News Release

Jostens Contact information:

Rich Stoebe: 952.830.3250

Visant Contact information:

Paul Carousso: 914.595.8218

For Immediate Release

Jostens affiliate to acquire the assets of Publishing Enterprises, Incorporated

Minneapolis, Minnesota and Armonk, New York — September 26, 2007 - Jostens, Inc. today announced the execution of an agreement to acquire the assets of Publishing Enterprises, Incorporated, the producer of Memory Book Company® school yearbooks and Meridian student planners, headquartered in Sedalia, Missouri. Publishing Enterprises also produces a variety of other printed products under the PrintLynx name.

“Publishing Enterprises has been very effective at providing products and services that help people tell their memorable stories and chronicle the year’s important events. Jostens shares that same mission and we look forward to working with the Publishing Enterprises business to achieve our collective goals for our customers,” said Tim Larson, senior vice president and general manager, Printing & Publishing, Jostens. “The acquisition further expands our reach in serving a broader range of customers for custom memory books and related products.”

“Jostens’ outstanding reputation, people and commitment to customers are the foundation of our new relationship” commented Lanny Maness, President of Publishing Enterprises, Incorporated.  “We look forward to working together and continuing to service our valued customers.”

After the closing, the business will continue to market and sell its products through the existing sales channel, with continued production operations at the existing facilities.

The company employs a total of approximately 100 full-time and seasonal employees at its locations in Sedalia and Boonville, Missouri.

The transaction, which will be accomplished through a purchase of assets by a wholly owned subsidiary of Visant Corporation, is expected to close in early October 2007.

About Jostens

Minneapolis-based Jostens is a provider of products, programs and services that help people inspire achievement and preserve memories. The company’s products include school yearbooks, scholastic products such as class rings and graduation products, and products for athletic champions and their fans. Jostens is a subsidiary of Visant Corporation. For more information, please see our website at www.jostens.com.

About Visant

Visant Corporation is a leading marketing and publishing services enterprise servicing the school affinity, direct marketing, fragrance and cosmetics, and educational market segments.  For more information, please see our website at www.visant.net.

About Publishing Enterprises, Incorporated

Publishing Enterprises, Incorporated is headquartered in Sedalia, Missouri and produces Memory Book Company® school yearbooks, Meridian student planners and a variety of other printed products under the PrintLynx name.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This release may contain “forward-looking statements.” Forward-looking statements are based on our current expectations or forecasts of future events. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may”, “might”, “will”, “should”, “estimate”, “project”, “plan”, “anticipate”, “expect”, “intend”, “outlook”, “continue”, “believe”, or the negative thereof or other similar expressions that are intended to identify forward-looking statements and information.  Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of the company or industry results, to differ materially from historical results, any future results, performance or achievements expressed or implied by such forward-looking statements.  These forward-looking statements are based on estimates and assumptions by our management that, although we believe are reasonable, are inherently uncertain and subject to a number of risks and uncertainties, and you should not place undue reliance on them.    Readers are strongly encouraged to read the full cautionary statements contained in Visant’s filings with the Securities and Exchange Commission.  Forward-looking statements speak only as of the date they are made and we undertake no obligation to update publicly or revise any of them in light of new information, future events or otherwise, except as required by law.

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